MFS(R)/SUN LIFE SERIES TRUST


                        GLOBAL TELECOMMUNICATIONS SERIES

                      Supplement to the Current Prospectus

         Effective immediately, the following disclosure is added to "Principal Investment Policies":

           The series may establish "short" positions in specific securities or stock indices through short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement. The series may also engage in short sales "against the box" where the series owns or has the right to obtain, at no additional cost, the securities that are sold short. Up to, but not including, 20% of the series' net assets may be devoted to short positions.

         Effective immediately, the following disclosure is added to "Principal Risks":

           Short Sales Risk: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box".


                   The date of this Supplement is May 1, 2001.